SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

ART TECHNOLOGY GROUP, INC.
(Name of Registrant as Specified In Its Charter)

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ART TECHNOLOGY GROUP, INC.

25 FIRST STREET
CAMBRIDGE, MASSACHUSETTS 02141

Dear Stockholder:

      I am pleased to invite you to attend the 2004 Annual Meeting of Stockholders of Art Technology Group, Inc. on May 19, 2004. We will hold the meeting at 10:00 a.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts. Annual meetings play an important role in maintaining communications and understanding among our management, board of directors and stockholders, and I hope that you will be able to join us.

      On the pages following this letter you will find the Notice of Annual Meeting of Stockholders, which lists the matters to be considered at the meeting, and the proxy statement, which describes the matters listed in the Notice. We have also enclosed our 2003 Annual Report to Stockholders.

      If you were stockholder of record as of the close of business on March 26, 2004, the record date for voting at the meeting, we have enclosed your proxy card, which allows you to vote on the matters considered at the meeting. Simply mark, sign and date your proxy card, and then mail the completed proxy card to our transfer agent, EquiServe Trust Company, N.A., in the enclosed postage-paid envelope. You may also submit your proxy electronically via the Internet or by telephone as described on the enclosed proxy card. You may attend the meeting and vote in person even if you have sent in a proxy card or submitted your proxy electronically.

      If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record that you must follow in order for your shares to be voted.

Sincerely yours,

Robert D. Burke
Chief Executive Officer and President

THE ABILITY TO HAVE YOUR VOTE COUNTED AT THE MEETING IS AN

IMPORTANT STOCKHOLDER RIGHT, AND I HOPE YOU WILL CAST
YOUR VOTE IN PERSON OR BY PROXY REGARDLESS
OF THE NUMBER OF SHARES YOU HOLD.

ART TECHNOLOGY GROUP, INC.

25 First Street
Cambridge, Massachusetts 02141

Notice of 2004 Annual Meeting of Stockholders

Time and Date	10:00 a.m., Eastern time, on May 19, 2004

Place	Hale and Dorr LLP 60 State Street Boston, Massachusetts

Items of Business	At the meeting, we will ask you and our other stockholders to:

(1) Elect Ilene H. Lang as a Class II director of the Company to serve until the 2007 Annual Meeting or until her successor is elected and qualified.

(2) Approve the further Amendment and Restatement of the Amended and Restated 1996 Stock Option Plan, without increasing the number of shares of common stock issuable thereunder from 25,600,000.

(3) Approve the further Amendment and Restatement of the Amended and Restated 1999 Outside Director Stock Option Plan, without increasing the number of shares of common stock issuable thereunder from 800,000.

(4) Transact any other business properly presented at the meeting.

Record Date	You may vote if you were a stockholder of record at the close of business on March 26, 2004.

Proxy Voting	It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the meeting, please mark, sign, date and promptly mail your proxy card to our transfer agent, EquiServe Trust Company, N.A., in the enclosed postage-paid envelope. Alternatively, you may submit your proxy via the Internet or by telephone by following the directions on the enclosed proxy card. You may revoke your proxy at any time prior to its exercise at the meeting. You may revoke electronic votes by using the same method as your original vote and making any changes you deem necessary.

By Order of the Board of Directors

Paul G. Shorthose
Chairman of the Board of Directors

Cambridge, Massachusetts
April 8, 2004

PROXY STATEMENT

for the
ART TECHNOLOGY GROUP, INC.
2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING

This Proxy Statement

      We have sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at our 2004 Annual Meeting of Stockholders or any adjournment or postponement of the meeting. The meeting will be held at 10:00 a.m., Eastern time, on Wednesday, May 19, 2004, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts.

•	THIS PROXY STATEMENT summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

•	THE PROXY CARD is the means by which you actually authorize another person to vote your shares in accordance with the instructions.

      Our directors, officers and employees may solicit proxies in person or by telephone, mail, electronic mail, facsimile or telegram. We will pay the expenses of soliciting proxies, although we will not pay additional compensation to these individuals for soliciting proxies. We will request banks, brokers and other nominees holding shares for a beneficial owner to forward copies of the proxy materials to those beneficial owners and to request instructions for voting those shares. We will reimburse these banks, brokers and other nominees for their related reasonable expenses. We have not retained the services of any proxy solicitation firm to assist us in soliciting proxies.

      We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about April 8, 2004. In this mailing, we are enclosing a copy of our 2003 Annual Report to Stockholders, which includes our annual report on Form 10-K for the year ended December 31, 2003.

Who May Vote

      Holders of record of our common stock at the close of business on March 26, 2004 are entitled to one vote per share on each matter properly brought before the meeting. The proxy card states the number of shares you are entitled to vote.

      A list of stockholders entitled to vote will be available at the meeting. In addition, you may contact Edward Terino, our Secretary, at our address as set forth in the notice appearing before this proxy statement, to make arrangements to review a copy of the stockholder list at our offices located at 25 First Street, Cambridge, Massachusetts, prior to the meeting, between the hours of 8:30 a.m. and 5:30 p.m., Eastern time, on any business day from May 5, 2004 up to the time of the meeting.

How to Vote

      You may vote your shares at the meeting in person or by proxy:

•	To Vote in Person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

•	To Vote by Proxy, you must either: (1) mark, sign and date the enclosed proxy card and then mail the proxy card to our transfer agent, EquiServe Trust Company, N.A., or (2) submit your proxy card electronically via the Internet or by telephone, following the directions provided on the enclosed proxy card. Your proxy will be valid only if you complete and return the proxy card or vote electronically before the meeting. By completing and returning the proxy card, either by mail or electronically, you will direct the designated persons to vote your shares at the meeting in the manner you specify in the proxy card. If you complete the proxy card with the exception of the voting instructions, then the designated persons will vote your shares for the election of the nominated director, for the approval of the Amended and Restated 1996 Stock Option Plan and for the approval of the Amended and Restated 1999 Outside Director Stock Option Plan. If any other business properly comes before the meeting, the designated persons will have the discretion to vote your shares as they deem appropriate.

      Even if you complete and return a proxy card or submit your proxy electronically, you may revoke it at any time before it is exercised by taking one of the following actions:

•	send written notice to Edward Terino, our Secretary, at our address as set forth in the Notice appearing before this proxy statement;

•	send us another signed proxy with a later date;

•	log on to the Internet the same way you did originally and change your votes;

•	call the telephone number listed on the proxy card; or

•	attend the meeting, notify our Secretary that you are present, and then vote by ballot.

      If your shares are held in the name of a bank, broker or other nominee holder, you will receive instructions from the holder of record explaining how your shares may be voted. Please note that, in such an event, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Quorum Required to Transact Business

      At the close of business on March 26, 2004, 73,163,225 shares of our common stock were outstanding. Our by-laws require that a majority of the shares of our common stock outstanding on that date be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

DISCUSSION OF PROPOSALS

Proposal One: Election of a Class II Director

      The first proposal on the agenda for the meeting is the election of Ilene H. Lang to serve as a Class II director for a three-year term beginning at the meeting and ending at our 2007 Annual Meeting of Stockholders.

      Under our by-laws, our board of directors has the authority to fix the number of directors and our board is divided into three classes serving for staggered three-year terms. The number of directors currently is fixed at seven. Thomas N. Matlack, one of our Class II directors, has advised us that he is not standing for re-election to the board due to time constraints. The board has determined that the number of directors will decrease from seven to six immediately at the conclusion of the meeting.

      The Nominating and Governance Committee has recommended that the board nominate, and the board has nominated Ilene H. Lang, a current Class II director, for re-election. A brief biography of Ms. Lang, as of March 15, 2004, follows. You will find information about her stockholdings on page 34.

Ilene H. Lang	Ms. Lang has served as a director since October 2001. Since September 2003, Ms. Lang has been president of Catalyst, Inc., an organization that works to advance women in business. From May 2000 to August 2003, Ms. Lang was a business and financial consultant to various boards of directors, boards of trustees, and Chief Executive Officers. From May 1999 to May 2000, she served as President and Chief Executive Officer of Individual.com, Inc., an Internet media service provider. From August 1998 until March 1999, Ms. Lang served as Chief Executive Officer of Essential.com, Inc., an e-commerce company. Ms. Lang also serves as a director of Adaptec, Inc., a data storage solutions company. Ms. Lang is 60 years old.

      We expect that Ms. Lang will be able to serve if elected. If she is not able to serve, proxies may be voted for a substitute nominee.

      The nominee receiving the greatest number of votes cast will be elected as a director. We will not count abstentions when we tabulate votes cast for the director election. Brokers have discretionary voting power with respect to director elections.

Proposal Two: Approve the Further Amendment and Restatement of the Amended and Restated 1996 Stock Option Plan

      The board of directors believes that it would be in the best interests of our stockholders to amend and restate our Amended and Restated 1996 Stock Option Plan, to among other things allow for the grant of restricted stock awards, performance share awards and other forms of equity based compensation that are not provided for in our current equity incentive plans and extend the term of the plan until December 31, 2013. The number of shares of our common stock authorized under the Amended 1996 Plan, if approved by our stockholders, would remain at 25,600,000, which is the number of shares currently authorized under the 1996 Plan.

      We are considering modifying the equity compensation that our senior executives and employees will receive, and believe that having the flexibility to make restricted stock awards, performance share awards and other forms of equity based compensation will allow us to better attract, retain and motivate talented employees. In addition, the 1996 Plan was originally adopted on April 25, 1996, and we will no longer be able to grant awards under the 1996 Plan after April 26, 2006. Accordingly, on February 11, 2004, the board adopted, subject to stockholder approval, the Amended 1996 Plan, which is attached as Appendix A to this proxy statement.

     Description of the Amended and Restated 1996 Stock Option Plan

      The following is a brief summary of the Amended and Restated 1996 Stock Option Plan as adopted by the board of directors on February 11, 2004. The following summary is qualified in its entirety by reference to the Amended 1996 Plan attached as Appendix A to this proxy statement.

Number of Shares Subject to Amended and Restated 1996 Stock Option Plan

      There are currently 25,600,000 shares of our common stock reserved for issuance under the 1996 Plan. This number would not be affected by the proposed amendment and restatement. The number of shares of common stock reserved for issuance under the Amended 1996 Plan is subject to adjustment for stock splits, stock dividends and similar events.

Types of Awards

      The Amended 1996 Plan authorizes the following types of awards:

•	Incentive Stock Options — the grant of options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986;

•	Non-qualified Stock Options — the grant of options that do not qualify as incentive stock options;

•	Stock Appreciation Rights — awards entitling the holder on exercise to receive an amount determined in whole or in part by reference to the appreciation of our common stock;

•	Restricted Stock — direct grants or sales of common stock subject to transfer or other restrictions or conditions determined by the board of directors at the date of grant;

•	Performance Share Awards — grants of common stock subject to the attainment of certain performance goals; and

•	Other Stock-based Awards — other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of common stock or other property.

      Incentive Stock Options and Non-Qualified Stock Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the common stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986 may not be granted at an exercise price less than 100% of the fair market value of the common stock on the date of grant or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of our company. The Amended 1996 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to us of shares of common stock, subject to specific exceptions, (iii) delivery to us of a promissory note, (iv) any other lawful means that the board of directors determines is acceptable, or (v) any combination of these forms of payment.

      Stock Appreciation Rights. A stock appreciation right or SAR is an award entitling the holder on exercise to receive an amount in cash or our common stock or a combination thereof, such form to be determined by the board of directors, determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of common stock. SARs may be based solely on appreciation in the fair market value of common stock or on a comparison of such appreciation with some other measure of market growth such as appreciation in a recognized market index.

      Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the recipient at their issue price or other stated or formula price, or to require forfeiture of such shares if issued at no cost, in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the recipient to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the board of directors may determine.

      Performance Share Awards. The board of directors or an authorized committee of the board may grant performance accelerated restricted stock awards, or PARS, that provide for time vesting with acceleration of vesting if certain performance criteria are met. In addition to PARS, the board or an authorized committee of the board may grant restricted stock awards that vest solely upon satisfaction of certain performance criteria. The performance criteria for each restricted stock award that vests solely upon performance criteria will be based on one or more of the following measures: (i) earnings per share, (ii) return on average equity or average assets with respect to a pre-determined peer group, (iii) earnings, (iv) earnings growth, (v) revenues, (vi) expenses, (vii) stock price, (viii) market share, (ix) return on sales, assets, equity or investment, (x) regulatory compliance, (xi) improvement of financial ratings, (xii) achievement of balance sheet or income statement objectives, (xiii) total shareholder return, (xiv) net operating profit after tax, (xv) pre-tax or after-tax income, (xvi) cash flow or (xvii) such other objective goals established by the board. The board or an authorized committee may determine that special one-time or extraordinary gains or losses should or should not be included in the calculation of such measures. The board believes that disclosure of further detail concerning the performance criteria may be confidential commercial or business information, the disclosure of which would adversely affect us.

      Other Stock-Based Awards. Under the Amended 1996 Plan, the board of directors has the right to grant other awards based upon the common stock having such terms and conditions as the board may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into common stock.

Eligibility to Receive Awards; Plan Benefits

      Our employees, officers, directors, consultants and advisors and employees, officers, directors, consultants and advisors of our subsidiaries and other business ventures in which we have a controlling interest are eligible to be granted awards under the Amended 1996 Plan. Under present law, however, incentive stock options may only be granted to our employees and employees of our subsidiaries. The maximum number of shares with respect to which awards may be granted to any participant under the Amended 1996 Plan may not exceed 1,000,000 shares per calendar year. The maximum number of shares of common stock with respect to which awards other than options and SARs may be granted is 2,100,000.

Plan Benefits

      As of March 15, 2004, approximately 370 persons were eligible to receive awards under the 1996 Plan, including our seven executive officers and six non-employee directors. The granting of awards under the Amended 1996 Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group. On March 15, 2004, the last reported sale price of our common stock on the Nasdaq National Market was $1.42.

Administration

      The Amended 1996 Plan is administered by the board of directors. The board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 1996 Plan and to interpret the provisions of the Amended 1996 Plan. Pursuant to the terms of the Amended 1996 Plan, the board may delegate authority under the plan to one or more committees or subcommittees of the board. The board has authorized the Compensation Committee to administer certain aspects of the Amended 1996 Plan, including the granting of options to executive officers, and has granted Mr. Burke the authority to grant options, subject to limitations set by the Compensation Committee.

      Subject to any applicable limitations contained in the Amended 1996 Plan, the board, the Compensation Committee, or any other committee to whom the board delegates authority, as the case may be, selects the recipients of awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

      The board is required to make appropriate adjustments in connection with the Amended 1996 Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization. The Amended 1996 Plan also contains provisions addressing the consequences of any reorganization event, which is defined as (i) any merger or consolidation of us with or into another entity as a result of which all of our common stock is converted into or exchanged for the right to receive cash, securities or other property, (ii) any exchange of all of our common stock for cash, securities or other property pursuant to a share exchange transaction or (iii) any our liquidation or dissolution.

      If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the Amended 1996 Plan, subject, however, in the case of incentive stock options, to any limitations under the Internal Revenue Code of 1986.

Amendment or Termination

      No award may be granted under the Amended 1996 Plan after December 31, 2013, but awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the Amended 1996 Plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code of 1986 by the board after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders.

      If the Amended 1996 Plan is approved by our stockholders, it will become effective on the date of such approval and will remain in effect until terminated by the board. If stockholders do not approve the Amended 1996 Plan, the 1996 Plan will remain in effect.

Tax Withholding

      Participants under the Amended 1996 Plan are responsible for paying to us or for making arrangements satisfactory to us regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to income from the value of an award or of any stock or amounts received under an award. Participants may elect to have tax withholding obligations satisfied either by authorizing us to withhold from shares of common stock to be issued pursuant to any award a number of shares with an aggregate fair market value that would satisfy the minimum withholding amount due, or transferring to us shares of common stock owned by the participant with an aggregate fair market value that would satisfy the withholding amount due.

Federal Income Tax Consequences

      The following generally summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 1996 Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

      Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or our corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under the caption “Nonstatutory Qualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

      A participant will have income upon the sale of the stock acquired under an incentive stock option if sales proceeds exceed the exercise price. The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss — sales proceeds are less than the exercise price — then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

      Non-Qualified Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

      Restricted Stock Awards. A participant will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code of 1986 is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year after the vesting date and otherwise will be short-term.

      Stock Appreciation Rights, Performance Share Awards and Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended 1996 Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying common stock.

      Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986.

      The board believes that stockholder approval of the Amended and Restated 1996 Stock Option Plan is in the best interest of our company and our stockholders and therefore recommends that stockholders vote FOR this proposal.

      The affirmative vote of the holders of a majority of the outstanding common stock entitled to vote at the meeting is required for the approval of the Amended and Restated 1996 Stock Option Plan. Broker non-votes will not be counted as votes in favor of such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposed approval of the Amended and Restated 1996 Stock Option Plan.

Proposal Three: Approve the Further Amendment and Restatement of the Amended and Restated 1999 Outside Director Stock Option Plan

      The board of directors believes that it would be in the best interests of our stockholders to amend and restate our Amended and Restated 1999 Outside Director Stock Option Plan, to among other things allow for the grant of restricted stock awards and extend the term of the plan until December 31, 2013. The number of shares of our common stock authorized under the Amended 1999 Director Plan, if approved by our stockholders, would remain at 800,000, which is the number of shares currently authorized under the 1999 Director Plan.

      Our board believes that the strength of our corporate governance depends, in large part, upon our ability to attract and retain independent, qualified and active members to our board. Equity awards, which provide our independent directors with a financial stake in our success, are an important part of the incentives that we can provide to these directors. Qualified individuals expect and require public companies to provide equity incentive awards in connection with serving as directors, and may desire to receive their awards in the form of restricted stock. Accordingly, on February 11, 2004, our board adopted, subject to stockholder approval, the Amended 1999 Director Plan, which is attached as Appendix B to this proxy statement.

Description of the Amended and Restated 1999 Outside Director Stock Option Plan

      The following is a brief summary of the Amended and Restated 1999 Outside Director Stock Option Plan as adopted by the board of directors on February 11, 2004. The following summary is qualified in its entirety by reference to the Amended 1999 Director Plan attached as Appendix B to this proxy statement.

Number of Shares Subject to Amended and Restated 1999 Outside Director Stock Option Plan

      There are currently 800,000 shares of our common stock reserved for issuance under the 1999 Director Plan. This number would not be affected by the proposed amendment and restatement. The number of shares of common stock reserved for issuance under the Amended 1999 Director Plan is subject to adjustment for stock splits, stock dividends and similar events.

Types of Awards

      The Amended 1999 Director Plan authorizes the following types of awards:

•	Non-qualified Stock Options — the grant of options that do not qualify as incentive stock options;

•	Restricted Stock Awards — direct grants or sales of common stock subject to transfer or other restrictions or conditions determined by the board of directors at the date of grant; and

•	Other Stock-Based Awards — other awards that are valued in whole or in part by reference to, or are otherwise based on, shares of common stock or other property.

      Non-Qualified Stock Options. Directors receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options shall be granted at an exercise price equal to the fair market value of the common stock on the date of grant. The Amended 1999 Director Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a “cashless exercise” through a broker, (ii) surrender to us of shares of common stock, subject to specified restrictions, (iii) delivery to us of a promissory note, (iv) any other lawful means that the board of directors determines is acceptable, or (v) any combination of these forms of payment.

      Restricted Stock Awards. Restricted stock awards entitle directors to acquire shares of common stock, subject to our right to repurchase all or part of such shares from the director at their issue price or other stated or formula price, or to require forfeiture of such shares if issued at no cost, in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award. Restricted stock unit awards entitle the director to receive shares of common stock to be delivered in the future subject to such terms and conditions on the delivery of the shares as the board of directors may determine.

      Other Stock-Based Awards. Under the Amended 1999 Director Plan, the board of directors has the right to grant other awards based upon the common stock having such terms and conditions as the board may determine, including the grant of shares based upon certain conditions and the grant of securities convertible into common stock.

Eligibility to Receive Awards; Plan Benefits

      Our non-employee directors are eligible to be granted awards under the Amended 1999 Director Plan. The maximum number of shares of common stock with respect to which awards other than options may be granted is 100,000.

Plan Benefits

      As of March 15, 2004, our six non-employee directors were eligible to receive awards under the 1999 Director Plan. The granting of awards under the Amended 1999 Director Plan is discretionary, and we cannot now determine the number or type of awards to be granted in the future to any particular person or group, except to the extent set forth under the caption “Compensation of Directors” below. On March 15, 2004, the last reported sale price of our common stock on the Nasdaq National Market was $1.42.

Administration

      The Amended 1999 Director Plan is administered by the board of directors. The board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the Amended 1999 Director Plan and to interpret the provisions of the Amended 1999 Director Plan.

      Subject to any applicable limitations contained in the Amended 1999 Director Plan, the board selects the directors that will receive awards and determines (i) the number of shares of common stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of common stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

      The board is required to make appropriate adjustments in connection with the Amended 1999 Director Plan and any outstanding awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

      If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of common stock covered by such award will again be available for grant under the Amended 1999 Director Plan.

Amendment or Termination

      No award may be granted under the Amended 1999 Director Plan after December 31, 2013, but awards previously granted may extend beyond that date. The board of directors may at any time amend, suspend or terminate the Amended 1999 Director Plan, except that no award designated as subject to Section 162(m) of the Internal Revenue Code of 1986 by the board after the date of such amendment shall become exercisable, realizable or vested, to the extent such amendment was required to grant such award, unless and until such amendment shall have been approved by our stockholders.

      If the Amended 1999 Director Plan is approved by stockholders, it will become effective on the date of such approval and will remain in effect until terminated by the board. If stockholders do not approve the Amended 1999 Director Plan, the 1999 Director Plan will remain in effect.

Tax Withholding

      Directors under the Amended 1999 Director Plan are responsible for paying to us or for making arrangements satisfactory to us regarding payment of any federal, state, or local taxes of any kind required by law to be withheld with respect to income from the value of an award or of any stock or amounts received under an award. Directors may elect to have tax withholding obligations satisfied either by authorizing us to withhold from shares of common stock to be issued pursuant to any award a number of shares with an aggregate fair market value that would satisfy the minimum withholding amount due, or transferring to us shares of common stock owned by the director with an aggregate fair market value that would satisfy the withholding amount due.

Federal Income Tax Consequences

      The following summarizes the United States federal income tax consequences that generally will arise with respect to awards granted under the Amended 1999 Director Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

      Non-Qualified Stock Options. A director will not have income upon the grant of a nonstatutory stock option. A director will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the director exercised the option less the exercise price. Upon sale of the stock, the director will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the director has held the stock for more than one year and otherwise will be short-term.

      Restricted Stock Awards. A director will not have income upon the grant of restricted stock unless an election under Section 83(b) of the Internal Revenue Code of 1986, is made within 30 days of the date of grant. If a timely 83(b) election is made, then a director will have compensation income equal to the value of the stock less the purchase price. When the stock is sold, the director will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the director does not make an 83(b) election, then when the stock vests the director will have compensation income equal to the value of the stock on the vesting date less the purchase price. When the stock is sold, the director will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the director held the stock for more than one year and otherwise will be short-term.

      Other Stock-Based Awards. The tax consequences associated with any other stock-based award granted under the Amended 1999 Director Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the director under the award and the directors’ holding period and tax basis for the award or underlying common stock.

      Tax Consequences to Us. There will be no tax consequences to us except that we will be entitled to a deduction when a director has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986.

      The board believes that stockholder approval of the Amended and Restated 1999 Outside Director Stock Option Plan is in the best interest of our company and our stockholders and therefore recommends that stockholders vote FOR this proposal.

      The affirmative vote of the holders of a majority of the outstanding common stock entitled to vote at the meeting is required for the approval of the Amended and Restated 1999 Outside Director Stock Option Plan. Broker non-votes will not be counted as votes in favor of such matter. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposed approval of the Amended and Restated 1999 Outside Director Stock Option Plan.

Other Matters

      Our board of directors is not aware of any matters that are expected to come before the meeting other than those referred to in this proxy statement. If any other matter should properly come before the meeting, the persons named in the accompanying proxy card intend to vote the proxies in accordance with their best judgment.

      The chairperson of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made, in compliance with the above procedures.

Submission of Future Stockholder Proposals

      Under SEC rules, a stockholder who intends to present a proposal, including nomination of a director, at our 2005 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Secretary at 25 First Street, Cambridge, Massachusetts 02141, prior to December 9, 2004. SEC rules set standards for the types of stockholder proposals and the information that must be provided by the stockholder making the request.

      A stockholder may also submit a proposal to be considered at our 2005 Annual Meeting of Stockholders pursuant to our by-laws, which provide that the proposal must be received by our Secretary not less than sixty days nor more than ninety days prior to that meeting. This notice must include the information required by the provisions of our by-laws, a copy of which may be obtained by writing to our Secretary at the address specified above. We have not yet set a date for our 2005 Annual Meeting. If the 2005 Annual Meeting were to be held on May 18, 2005, the Friday before the anniversary of the 2004 Annual Meeting, the deadline for delivery of a stockholder proposal pursuant to our by-laws would be March 20, 2005. If a proposal is submitted pursuant to our by-laws but after December 9, 2004, the stockholder may not require that the proposal be included in the proxy statement for the 2005 Annual Meeting.

INFORMATION ABOUT

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Background Information about Directors Continuing in Office

      The following Class I and Class III directors will continue in office following the meeting. The terms of our Class I directors will expire upon our 2006 Annual Meeting of Stockholders, and the terms of our Class III directors will expire upon our 2005 Annual Meeting of Stockholders. Brief biographies of these directors, as of March 15, 2004, follow. You will find information about their stock holdings on page 34.

Class I Directors

John R. Held	Mr. Held has been a director since July 2002. Mr. Held formerly served as both the President and Chief Executive Officer of Chipcom, and served in a variety of management positions during his 14-year tenure at Genrad. Mr. Held is a director of BNS Co. Mr. Held is 65 years old.

Paul G. Shorthose	Mr. Shorthose has been a director since October 2001 and Chairman of the Board of Directors since July 2002. Since January 2004, Mr. Shorthose has been President of ProActive Community, a company that assists non-profit organizations. Mr. Shorthose served as our Chief Executive Officer from October 2001 to December 2002, as our President from February 2000 through December 2002 and as our Chief Operating Officer from June 1999 to October 2001. From July 1998 to June 1999, he was Vice President of Marketing and Business Development for Context Integration, Inc., a software-related consulting services company. Mr. Shorthose is 46 years old.

Phyllis S. Swersky	Ms. Swersky has been a director since May 2000. Since 1995 she has been President of The Meltech Group, a consulting firm specializing in business advisory services for high-growth potential businesses. Ms. Swersky also serves as a director of Investor Financial Services, a service provider for the financial services industry. Ms. Swersky is 52 years old.

Class III Directors

Robert D. Burke	Mr. Burke has served as our Chief Executive Officer, President and as a director since December 2002. From November 2000 through November 2002, Mr. Burke served as Chief Executive Officer of Quidnunc, a customer solutions and services company. From June 1999 through October 2000, Mr. Burke served as President, Worldwide Services Division of ePresence, formerly

Banyan Systems, an online security and identity management company. Mr. Burke is 49 years old.

Mary E. Makela	Ms. Makela has served as a director since July 2002. Since 1994, Ms. Makela has provided management consulting services to Chief Executive Officers, and various for profit and non-profit boards of directors. Ms. Makela formerly served as President of Cognos Corporation and President and Chief Executive Officer of IMC Systems. Ms. Makela is 60 years old.

Information about Executive Officers

      Our executive officers are elected by our board of directors. Brief biographies of our executive officers follow. The ages of the executive officers are given as of March 15, 2004. You will find information about their stock holdings on page 34.

Robert D. Burke	Chief Executive Officer and President. You will find background information about Mr. Burke on page 15.

Edward Terino	Mr. Terino has been Chief Financial Officer and Senior Vice President, Finance since October 2001. From April 1999 to September 2001, he was Chief Financial Officer of Applix, Inc., a provider of enterprise-wide software solutions. From November 1996 to March 1999, he was Chief Financial Officer of Celerity Solutions, Inc. Mr. Terino is 50 years old.

Barry Clark	Mr. Clark has been Senior Vice President Worldwide Sales since February 2004. From February 2002 to February 2004, Mr. Clark was President of SchoolKidz, Inc., a packaged school supply retailer. From August 1999 to February 2002, Mr. Clark was President of Domino Amjet, a company that offers coding and printing solutions using ink jet and laser technologies. Mr. Clark is 47 years old.

Cliff Conneighton	Mr. Conneighton has been Senior Vice President of Marketing since December 2003. From December 2001 until December 2003 Mr. Conneighton was an author, as well as a consultant at Conneighton Group, LLC, a privately held management consulting firm. From January 1997 to November 2001, Mr. Conneighton was founder and Chief Executive Officer of iCOMS, an independent e-commerce service provider. Mr. Conneighton is 54 years old.

Tricia Gilligan	Ms. Gilligan has been Senior Vice President of Services since July 2003. From July 2001 to July 2003, Ms. Gilligan was Chief Executive Officer and President of NaviSite, Inc., and from May

2000 to July 2001, she was Chief Operating Officer of NaviSite, Inc., a provider of application and infrastructure management services. From January 1999 to June 2000, Ms. Gilligan served as Vice President of Worldwide Services of Incentive Systems, an incentive compensation application developer. Ms. Gilligan is 52 years old.

Phillip E. London	Philip E. London has been Senior Vice President of Products and Technology since May 2003. From June 2002 to May 2003, Mr. London served as an independent management consultant. From November 2000 to May 2002, Mr. London was Chief Executive Officer of Mazu Networks, a company providing enterprise-class security solutions to protect computer networks. Prior to his role as Chief Executive Officer of Mazu Networks, Mr. London served as Senior Vice President of Product Development and Technical Operations of Agillion, Inc., a company providing customer relationship management services to small and medium-sized businesses. Mr. London is 52 years old.

INFORMATION ABOUT CORPORATE GOVERNANCE

General

      We believe that good corporate governance is important to ensure that Art Technology Group, Inc. is managed for the long-term benefit of our stockholders. During the past year, we have continued to review our corporate governance policies and practices and to compare them to those suggested by various authorities in corporate governance and the practices of other public companies. We have also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Securities and Exchange Commission and the new listing standards of Nasdaq.

      Based on this review, in February 2004, our board of directors:

•	adopted our Code of Business Conduct and Ethics; and

•	approved restated charters for our Audit Committee, Compensation Committee and Nominating and Governance Committee.

Board and Committee Meetings

      The board of directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The board’s primary responsibility is to oversee our management and, in so doing, serve the best interests of the company and its stockholders. The board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Management keeps the directors informed of our activities through regular written reports and presentations at board and committee meetings.

      Our board met in person or via teleconference 13 times in 2003. Robert D. Burke, Ilene H. Lang, Mary E. Makela, Thomas N. Matlack, Paul G. Shorthose and Phyllis S. Swersky attended at least 75 percent of the meetings of the board. John R. Held attended 70 percent of the meetings of the board. The board has established three standing committees — Audit, Compensation, and Nominating and Governance — each of which operates under a charter that has been approved by the board. Current copies of each committee’s charter are posted on the “Company — Management — Board Committees” section of our website, www.atg.com. In addition, a copy of the Amended and Restated Audit Committee Charter, as in effect on the date of this proxy statement, is attached as Appendix C.

      The board has determined that all of the members of the board’s Audit Committee, Compensation Committee and Nominating and Governance Committee are independent as defined under the new rules of the Nasdaq Stock Market that become applicable to us on the date of our the meeting, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of

1934. In addition, all of the members of the Audit Committee are independent as defined by the rules of the Nasdaq Stock Market that apply to us until the date of the meeting.

     Audit Committee

      The Audit Committee’s responsibilities include:

•	appointing, evaluating, approving the compensation of, and assessing the independence of the our independent auditor;

•	overseeing the work of our independent auditor, including through the receipt and consideration of certain reports from our independent auditor;

•	reviewing and discussing with management and our independent auditors our annual and quarterly financial statements and related disclosures;

•	monitoring our internal controls over financial reporting and disclosure controls and procedures;

•	establishing procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent auditors and management; and

•	preparing the audit committee report required by SEC rules (which is included on page 24 of this proxy statement).

      The Audit Committee met in person or via teleconference nine times during 2003. The current Audit Committee members are Ilene H. Lang, Mary E. Makela and Thomas N. Matlack. Ms. Lang, Ms. Makela and Mr. Matlack attended at least 75 percent of the meetings of the Audit Committee in 2003. The board of directors has determined that Thomas N. Matlack is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

     Compensation Committee

      The Compensation Committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to chief executive officer compensation;

•	determining the chief executive officer’s compensation;

•	reviewing and approving, or making recommendations to the board with respect to, the compensation of our other executive officers;

•	overseeing and administering our cash and equity incentive plans; and

•	reviewing and making recommendations to the board with respect to director compensation.

      The Compensation Committee met nine times during 2003. The current members of the Compensation Committee are Mr. Held, Ms. Makela and Ms. Swersky. Mr. Held and Ms. Swersky attended at least 75 percent of the meetings of the Compensation Committee in 2003, and Ms. Makela attended all of the meetings of the Compensation Committee since she joined the Compensation Committee in May 2003.

     Nominating and Governance Committee

      The Nominating and Governance Committee’s responsibilities include:

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board the persons to be nominated for election as directors;

•	recommending directors for each committee of the board;

•	developing and recommending to the board corporate governance principles; and

•	overseeing the evaluation of the board.

      The Nominating and Governance Committee met or acted by written consent two times during 2003. The Nominating and Governance Committee’s current members are Mr. Held, Ms. Lang and Ms. Swersky. Mr. Held, Ms. Lang and Ms. Swersky attended all of the meetings of the Nominating and Governance Committee

Director Candidates

      The process followed by the Nominating and Governance Committee to identify and evaluate director candidates includes requests to members of the board of directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and the board. In addition, the Nominating and Governance Committee is authorized to retain and in 2004 retained the services of a search firm to help identify and evaluate potential director candidates.

      In considering whether to recommend any particular candidate for inclusion in the board’s slate of recommended director nominees, the Nominating and Governance Committee will apply the written criteria established by the board. These criteria include the candidate’s integrity, business acumen, knowledge of our business and industry, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the board to fulfill its responsibilities.

      Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to Nominating and Governance Committee, c/o Secretary, Art Technology Group, Inc., 25 First Street, Cambridge, Massachusetts 02141. Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If the board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Stockholder Communications and Annual Meeting Attendance

      The board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice, Phyllis S. Swersky, Chairperson of the Nominating and Governance Committee, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as she considers appropriate.

      Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chairperson of the Nominating and Governance Committee considers to be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

      Stockholders who wish to send communications on any topic to the Board should address such communications in c/o Secretary, Art Technology Group, Inc., 25 First Street, Cambridge, Massachusetts 02141.

Code of Business Conduct and Ethics

      We have adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics is posted on the “Company — Legal Information” section of our website, www.atg.com, and a copy is available without charge upon request to Secretary, Art Technology Group, Inc., 25 First Street, Cambridge, Massachusetts 02141.

      Information regarding any amendments to, or waivers from, the Code of Business Conduct and Ethics will be posted on the “Company — Legal Information” section of our website, www.atg.com.

Compensation of Directors

      In 2003, pursuant to our 2003 Outside Director Compensation Plan for non-employee directors:

•	we paid a cash retainer of $2,500 per full fiscal quarter to our non-employee directors;

•	we paid additional payments of $500 for each in-person meeting of the board of directors or a committee of the board of directors attended by non-employee directors and $250 for each teleconference meeting of the board or a committee of the board attended by non-employee directors;

•	in order to compensate committee chairpersons for the additional work imposed by these roles, we provided an additional retainer of $1,250 per full fiscal quarter to each non-employee committee chairperson;

•	we reimbursed directors living outside of the greater Boston area for travel and living expenses for attending regular board meetings and committee meetings; and

•	we granted each of our continuing non-employee directors, pursuant to our 1996 Stock Option Plan, an option to purchase 25,000 shares of common stock as of January 14, 2003, which was fully vested upon grant.

      In February 2004, we adopted our 2004 Outside Director Compensation Plan. Pursuant to the plan,

•	we pay an annual retainer of $12,500 to our non-employee directors; $2,500 of which will be paid in the form of restricted stock, if the amendment to the Amended and Restated 1999 Outside Director Plan is approved, otherwise the retainer will be paid in cash;

•	we pay additional payments of $1,500 for each in-person meeting of the board attended by non-employee directors and $1,000 for each in person meeting of a committee of the board attended by non-employee directors and $500 for each teleconference meeting of the board or a committee of the board attended by non-employee directors;

•	in order to compensate committee chairpersons for the additional work imposed by these roles, we provide an additional retainer of $1,875 per full fiscal quarter to each non-employee committee chairperson;

•	we reimburse directors living outside of the greater Boston area for travel and living expenses for attending regular board meetings and committee meetings; and

•	we grant each of our continuing non-employee directors, pursuant to our 1999 Director Stock Option Plan, an option to purchase 25,000 shares of common stock which vest quarterly over one year.

Securities Authorized for Issuance under Equity Compensation Plans

      The following table provides information as of February 29, 2004 about the securities authorized for issuance under our equity compensation plans, consisting of our Amended and Restated 1996 Stock Option Plan, our Amended and Restated 1999 Outside Director Stock Option Plan and our Amended and Restated 1999 Employee Stock Purchase Plan.

	(a)	(b)	(c)
Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected
Plan Category	warrants and rights	warrants and rights	in column (a))

Equity compensation plans approved by stockholders	12,315,353	$4.29	9,031,085
Equity compensation plans not approved by stockholders	—	—	—

Total	12,315,353	$4.29	9,031,085

Audit Committee Report

      The Audit Committee reviewed the audited financial statements for the year ended, and as of, December 31, 2003 and discussed these financial statements with management. The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61, Communication with Audit Committees, with Ernst & Young LLP, our independent auditors for 2003. SAS 61 requires Ernst & Young to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements, of which there were none, with management about financial accounting and reporting matters and audit procedures.

      Ernst & Young also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. This Standard requires auditors annually to disclose in writing all relationships that in the auditors’ professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with Ernst & Young the independence of Ernst & Young from the company, and considered whether Ernst & Young’s provision of other, non-audit related services, which are described below under “Independent Auditors Fees and Services,” is compatible with maintaining such independence.

      Based on its discussions with management and Ernst & Young, and its review of the representations and information provided by management and Ernst & Young, the Audit Committee recommended to the board that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2003.

AUDIT COMMITTEE

Ilene H. Lang
Mary E. Makela
Thomas N. Matlack

Independent Public Auditors

      Our board of directors, upon the recommendation of the Audit Committee, selected Ernst & Young LLP to serve as our independent auditors for the year ending December 31, 2004. Ernst & Young has served as our independent auditors since 2002. We expect that representatives of Ernst & Young will be present at the meeting to answer appropriate questions. They will have the opportunity to make a statement if they desire to do so.

      On March 28, 2002, our board, upon the recommendation of our Audit Committee, decided to dismiss Arthur Andersen LLP as the Company’s independent auditors and engaged Ernst & Young to serve as the Company’s independent auditors for the fiscal year 2002, effective April 1, 2002.

      None of Arthur Andersen’s report on our consolidated financial statements for the year ended December 31, 2001 or Ernst & Young’s reports on our consolidated financial statements for the years ended December 31, 2002 or December 31, 2003 contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the year ended December 31, 2001 and the interim period ending March 28, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen’s satisfaction, would have caused them to make reference to the subject matter in conjunction with their report on our consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

      During the year ended December 31, 2001 and through March 28, 2002 neither we, nor anyone acting on our behalf, consulted Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accountant Fees and Services

Independent Auditors’ Fees

      The following table summarizes the fees that Ernst & Young LLP billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	2003	2002

Audit Fees	$508,500	$426,700
Audit-Related Fees	2,400	6,000
Tax Fees	154,000	114,600
All Other Fees	3,400	0

Total Fees	$668,300	$547,300

      For purposes of the preceding table:

•	Audit fees consist of fees for the audit of our consolidated financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with statutory and regulatory filings or engagements.

•	Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and that are not reported under “Audit Fees.” These services relate to accounting consultations and internal control assistance.

•	Tax fees consist of fees for tax compliance, tax advice and tax planning services. Tax compliance services, which relate to preparation and review of original and amended tax returns, claims for refunds and tax payment-planning services, accounted for $22,600 of the total tax fees paid for 2003 and $53,400 of the total tax fees paid for 2002. Tax advice and tax planning services relate to expatriate tax services, transfer pricing studies and miscellaneous items.

•	All other fees consist of fees for the assistance with preparing and reviewing an administrative statutory filing.

Pre-Approval Policy and Procedures

      The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. This policy generally provides that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below.

      From time to time, the Audit Committee may pre-approve specified types of services that are expected to be provided to us by our independent auditor during the next 12 months. Any such pre-approval is detailed as to the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

Related Party Transactions

      On November 20, 2001 we loaned Edward Terino, our Chief Financial Officer, a total of $150,000 pursuant to a note that bears interest at an annual rate of 5.0%. The principal and all interest accruing on the note are payable on November 20, 2005 or such earlier date on which Mr. Terino ceases working for us. The note may be paid by Mr. Terino at any time without penalty. The note is not subject to redemption to us prior to maturity. Mr. Terino’s largest aggregate indebtedness to us during 2003 was $166,284 as of December 31, 2003. As of March 15, 2004, Mr. Terino’s aggregate indebtedness to us was $167,959.

EXECUTIVE COMPENSATION

Summary Compensation

      The following table sets forth information with respect to the annual and long-term compensation that we paid for the past three years to the following persons, who are referred to as our named executive officers:

•	Robert D. Burke, our chief executive officer;

•	Edward Terino, Philip E. London, R. Gregory Lazar, Fumiaki Matsumoto and Philip E. London, our four other most highly compensated executive officers who continued to serve as executive officers as of December 31, 2003; and

•	John Dragoon who was employed by ATG during 2003 and who would have been one of the four most highly compensated executive officers if he was an executive officer until December 31, 2003.

Summary Compensation Table

				Long-Term
				Compensation
				Awards
	Annual Compensation			Securities
				Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)

Robert D. Burke	2003	$350,000	$43,750	400,000	—
President and Chief Executive Officer	2002	16,177	—	500,000	—
Edward Terino	2003	$250,000	$71,323	120,000	—
Senior Vice President and	2002	250,600	45,000	—	—
Chief Financial Officer	2001	60,577	—	325,000	—
Philip E. London	2003	$143,077	$18,052	220,000	—
Senior Vice President of
Products & Technology
R. Gregory Lazar	2003	$240,000	$65,895	120,000	—
Former Senior Vice President of	2002	219,061	77,095	175,000	—
Worldwide Sales and Field Operations	2001	41,538	—	125,000	—
Fumiaki Matsumoto	2003	$185,000	$7,356	78,333	—
Former Chief Technology Officer	2002	140,796	7,450	75,000	—
	2001	114,957	56,250	18,600	—
John Dragoon	2003	$186,461	$21,422	80,000	$61,795
Former Senior Vice President of	2002	$158,033	—	200,000	—
Marketing and Product Management

      All other compensation consists of compensation associated with John Dragoon’s severance arrangements, including a payout for unused vacation time and compensation related to disqualifying dispositions of incentive stock options and shares of stock purchased from our 1999 Employee Stock Purchase Plan.

      We hired Philip E. London in May 2003. Mr. London’s annual salary is $240,000.

Stock Options Granted During 2003

		Percent of			Potential Realizable Value
	Number of	Total			at Assumed Annual Rates of
	Securities	Options/			Stock Price Appreciation for
	Underlying	Granted to			Option Term
	Option	Employees in	Exercise or	Expiration
Name	Granted (#)	Fiscal Year	Base Price ($)	Date	5%	10%

Robert D. Burke	400,000	8.32%	$1.29	1/2/2013	$324,510	$822,371
Edward Terino	120,000	2.50	0.84	3/27/2013	63,393	160,649
Philip E. London	220,000	4.58	1.42	8/19/2013	196,467	497,885
R. Gregory Lazar	120,000	2.50	0.84	3/27/2013	63,393	160,649
Fumiaki Matsumoto	75,000	1.63	0.84	3/27/2013	39,620	100,406
	3,333		2.24	7/21/2013	4,695	11,899
John Dragoon	80,000	1.66	0.84	3/27/2013	42,262	107,099

      Each option included in the preceding table has an exercise price per share equal to the fair market value per share of the common stock on the date of grant.

      The potential realizable values reflected in the preceding table represent hypothetical gains that could be achieved for the options if exercised at the end of their option terms. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date an option was granted to their expiration date. The grants shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the common stock, the option holder’s continued employment through the option period, and the date on which the options are exercised.

Total Option Exercises During 2003 and Year-End Values

			Number of Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options
	Shares		December 31, 2003		At December 31, 2003
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

Robert D. Burke	—	—	225,000	675,000	35,250	$105,750
Edward Terino	—	—	205,312	239,688	125,212	152,588
Philip E. London	—	—	—	220,000	0	24,200
R. Gregory Lazar	—	—	141,250	278,750	76,526	153,026
Fumiaki Matsumoto	—	—	146,792	118,101	110,342	63,797
John Dragoon	60,000	$55,334	—	—	—	—

      The per-share value of unexercised in-the-money options is calculated by subtracting the option exercise price from $1.53, the last reported sale price of the common stock on December 31, 2003.

Compensation Committee Report

      The Compensation Committee’s executive compensation philosophy, which is intended to apply to the chief executive officer and all other executive officers, is to provide a balanced compensation package while recognizing ATG’s particular needs. The Compensation Committee seeks to establish competitive levels of compensation, integrate management’s pay with the achievement of ATG’s performance goals, and assist ATG in attracting and retaining qualified management. The Compensation Committee seeks to balance three elements: salaries, bonuses and equity incentive awards. With this philosophy in mind, we have developed and implemented compensation policies, plans and programs that support ATG’s competitive position and that are aligned with ATG’s strategic direction. These policies, plans and programs are designed to:

•	retain executive officers by paying them competitively and motivating them to contribute to ATG’s success;

•	link a substantial part of each executive officer’s compensation to ATG’s performance; and

•	encourage ownership of common stock by executive officers, to tie the interests of management to the interests of ATG’s stockholders.

      The Compensation Committee tries to align the compensation opportunities of executive officers closely with the interests of stockholders in allocating compensation opportunities among these elements. In making compensation decisions, the Compensation Committee relied in part on recommendations made by third-party executive compensation specialists at Clarke/ Bardes Consulting for 2003 and Towers Perrin for 2004.

     Base Salary

      The Compensation Committee sets base salary levels for executive officers each year based on a number of factors, including the status of the competitive marketplace for such positions, including a comparison of base salaries for comparable positions at comparable companies within the Internet services industry, the responsibilities of the position, and the experience and knowledge of the individual. The Compensation Committee has attempted to fix base salaries on a basis generally in line with base salary levels for comparable companies. Companies viewed as comparable to ATG for these purposes include a number of companies that are included in the published industry index shown in the performance comparison on page 36, but also include some public companies traded in markets other than the Nasdaq National Market as well as private companies. Base salary comparisons are based in part on information provided by third-party consultants to the Compensation Committee.

     Cash Bonuses

      ATG has an executive cash incentive plan that establishes criteria for awarding quarterly cash bonuses to ATG’s executive officers based on a percentage of each officer’s base salary. ATG must achieve a minimum operating profit threshold for the applicable quarter before any cash bonuses are paid to ATG’s executive officers, except that our senior vice president of worldwide sales may receive cash bonuses based on revenue thresholds. If the minimum operating profit is achieved, a portion of each executive’s bonus payout is based on the operating profit and a portion is based on up to five other components, weighted differently for different executives and tied directly to the areas over which the executive has functional responsibility. The executive cash incentive plan bonus levels for 2003 were established by the Compensation Committee at levels that would make available bonuses a significant part of the total compensation package if bonus goals were met, in order that the cash bonus component would act as a substantial performance incentive. In 2003, cash bonuses were paid to each of ATG’s executive officers that were employed by ATG during the second quarter of 2003, based on ATG’s financial performance and the executives’ performances during the second quarter of 2003. No other cash bonuses were paid to the executive officers based on ATG’s performance during 2003 or the predetermined goals for 2003 set for the executive officers by the Compensation Committee.

     Incentive Stock Awards

      During each fiscal year, the Compensation Committee considers granting executive officers awards under ATG’s equity incentive plans. These awards are based on various factors, including both corporate and individual performance during the preceding year and incentives to reach certain goals during future years. In 2003 and 2004, the Compensation Committee, upon the recommendation of third party compensation consulting firms, awarded stock options to each of our executive officers, each of which options has an exercise price equal to the last reported sale price of the common stock as reported on the Nasdaq National Market on the date of grant. The vesting of these shares occurs over a four-year period.

     Compensation of the Chief Executive Officer and President

      The Compensation Committee determines the compensation of Robert D. Burke, ATG’s chief executive officer and president. Mr. Burke’s base salary of $350,000 for fiscal 2003 was fixed at a level designed to be comparable to the salary of chief executive officers at comparable companies. If Mr. Burke had achieved 100% of the goals established for him in each quarter of 2003, he would have been paid bonuses of $175,000, which would have represented 50% of his base salary in 2003. For the second quarter of 2003, Mr. Burke was paid a cash bonus of $43,750 based on ATG’s performance and Mr. Burke’s performance against predetermined goals. No other cash bonuses were paid to Mr. Burke based on ATG’s performance during 2003 or the predetermined goals for 2003 set for Mr. Burke by the Compensation Committee. In 2003, Mr. Burke was granted an option to purchase 400,000 shares of common stock at an exercise price of $1.29 per share, which equaled the last reported sale price of the common stock as reported on the Nasdaq National Market on the date of grant. This option vests over a four-year period.

      The Compensation Committee has determined that Mr. Burke’s annual salary for 2004 will remain at $350,000. The Compensation Committee has also approved an executive cash incentive plan for 2004, with the same structure as the executive cash incentive plan for 2003. Under this plan, if Mr. Burke achieves 100% of the goals established for him for each quarter of 2004, he would be paid bonuses of $175,000, or 50% of his base salary. In addition, in January 2004, the Compensation Committee granted Mr. Burke an option to purchase 225,000 shares of common stock at an exercise price of $1.57 per share, which equaled the last reported sale price of the common stock as reported on the Nasdaq National Market on the date of grant. This option vests over a four-year period.

     Deductibility of Compensation

      Section 162(m) of the Internal Revenue Code of 1986 and the regulations thereunder place a limit on the tax deduction for compensation in excess of $1,000,000 paid to certain “covered employees” of a publicly held corporation. Covered employees generally consist of a corporation’s chief executive officer and its next four most highly compensated executive officers in the year that the compensation is paid. The Compensation Committee’s policy with respect to Section 162(m) is to make reasonable efforts to ensure that compensation is deductible to the extent permitted, while simultaneously providing ATG’s executive officers with appropriate rewards for their performance. ATG did not pay any compensation during 2003 that was subject to Section 162(m).

COMPENSATION COMMITTEE

John R. Held
Mary E. Makela
Phyllis S. Swersky

Employment Contracts, Termination of Employment and Change of Control Arrangements

      On December 4, 2002, we entered into an agreement with Robert D. Burke that provides for severance benefits in the event his employment is terminated under specified circumstances. This agreement provides that if we terminate his employment without cause or if he resigns for good reason, then Mr. Burke will receive a continuation of base pay and all employee benefits for the 12-month period following his termination. Among other events that constitute good reason for Mr. Burke’s resignation is a change in control that results in us no longer having a public traded class of securities or us no longer being subject to reporting requirements under the Securities Exchange Act of 1934. In addition, we have granted to Mr. Burke two separate option grants, one being an option to acquire 500,000 shares of stock as of December 5, 2002, the other an option to acquire 400,000 shares of stock as of January 2, 2003. Under their terms, these options will vest in full in the event Mr. Burke’s employment with us ceases within 12 months of a change in control.

      On December 1, 2002, we entered into an agreement that provides for severance benefits in the event Mr. Terino’s employment is terminated under specified circumstances following a change in control. The agreement expires on December 31, 2002; provided that the agreement is subject to automatic one-year extensions unless prior notice of termination is given by us. Mr. Terino is entitled to the severance benefits provided therein if a change in control occurs during the term of the agreement and his employment is terminated under specified circumstances within 12 months after such change in control. Upon a change in control, all of Mr. Terino’s outstanding stock options and restricted stock award, become exercisable in full irrespective of whether an employment termination occurs. Mr. Terino’s agreement provides that if his employment is terminated by the Company without cause or by him for good reason within 12 months following the change in control date, then he will receive a continuation of base pay (including salary and target bonus) and all employee benefits during the 12-month period following employment termination.

      The Internal Revenue Code imposes certain tax penalties on both us and an executive if the amount of severance payments to the executive following a change in control exceeds certain limits, generally three times the average of the executive’s compensation over the previous five years. Mr. Terino’s agreement requires us to make a “gross up” payment such that their net after-tax severance benefits are equal to what they would have received absent the penalty tax.

Compensation Committee Interlocks and Insider Participation

      John R. Held, Scott A. Jones, Mary E. Makela and Phyllis S. Swersky served on the Compensation Committee during 2003. None of these directors was, during or before 2003, an officer or employee of our company or of any of our affiliates. None of our executive officers serves as a member of the board of directors or Compensation Committee of any entity that has one or more executive officers serving as members of our board of directors or Compensation Committee.

OTHER MATTERS

Information About Stock Ownership

      The following table sets forth information as of February 29, 2004 with respect to the beneficial ownership of our common stock by:

•	each person known by us to own beneficially more than five percent of the outstanding shares of common stock,

•	each of our directors,

•	each of our named executive officers, and

•	all directors and executive officers as a group.

	Shares	Shares	Total
	Beneficially	Acquirable	Beneficial	Percent
Beneficial Owner(1)	Owned(1)	Within 60 Days	Ownership	Ownership(2)

Apex Capital, LLC and Sanford J Colen(3)	5,000,000	—	5,000,000	6.84%
Paul G. Shorthose	144,803	1,225,000	1,369,803	1.84%
Fumiaki Matsumoto	211,973	150,017	361,990	*
Robert D. Burke	25,000	281,250	306,250	*
Edward Terino	60,000	233,125	293,125	*
Thomas N. Matlack	100,000	65,000	165,000	*
R. Gregory Lazar	20,000	131,562	151,562	*
Patricia O’Neill	6,380	119,458	119,458	*
John R. Held	25,000	50,000	75,000	*
Phyllis S. Swersky	27,200	70,000	70,000	*
Ilene H. Lang	28,000	35,000	63,000	*
Mary E. Makela	5,000	50,000	55,000	*
Barry Clark	—	—	—	*
Cliff Conneighton	—	—	—	*
John Dragoon	—	—	—	*
Tricia Gilligan	—	—	—	*
Philip E. London	—	—	—	*
All directors and executive officers as a group (16 persons)	653,356	2,410,412	3,063,768	4.06%

*	Less than 1%.

(1)	Each person or entity listed has sole voting power and/or investment power with respect to the shares listed unless otherwise noted.

(2)	In calculating the percent of our common stock beneficially owned by each person or entity listed, the number of shares deemed outstanding consists of 73,111,146 shares outstanding as of February 29, 2004, plus, for that person or entity only, any shares subject to options that were exercisable within 60 days of February 29, 2004.

(3)	Beneficial ownership as filed with the Securities and Exchange Commission (SEC) on February 17, 2004. The address for Apex Capital, LLC and Sanford J. Colen is 25 Orinda Way, Suite 300, Orinda, California 94563.

Stock Performance Graph

      The following graph compares the cumulative total stockholder return on our common stock during the period from July 21, 1999 to December 31, 2003 with the cumulative total return of the Nasdaq National Market Index and a peer group index over the same period. This comparison assumes the investment of $100 on July 21, 1999 in our common stock, the Nasdaq National Market Index and the peer group index and assumes dividends, if any, are reinvested. The peer group index that we used is Media General Index Group 852 (Internet Software and Services), which reflects the stock performance of 215 publicly traded companies in the Internet software and services marketplace.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act requires our directors and executive officers to file reports of holdings and transactions in our equity securities with the SEC. We are also required to identify any director or executive officer who fails to timely file with the SEC any required report relating to ownership or changes in ownership of our equity securities. Forms 4 were filed late or transactions were reported on a Form 5 by the following individuals for transactions effected in the specified months of 2003: John Dragoon, March; R. Gregory Lazar; March; Mary E. Makela, January; Fumiaki Matsumoto, March; and Edward Terino, March.

Householding

      Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver separate copies of our proxy statement and annual report to you if you call us at (617) 386-1000 or write us at Art Technology Group, Inc., 25 First Street, Cambridge, Massachusetts 02141, Attention: Secretary. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

APPENDIX A

ART TECHNOLOGY GROUP, INC.

AMENDED AND RESTATED 1996 STOCK OPTION PLAN

1. Purpose

      The purpose of this Amended and Restated 1996 Stock Option Plan (the “Plan”) of Art Technology Group, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align their interests with those of the Company’s stockholders. Except where the context otherwise requires, the term “Company” shall include any of the Company’s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the “Code”) and any other business venture (including any joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the “Board”).

2. Eligibility

      All of the Company’s employees, officers, directors, consultants and advisors are eligible to receive options, stock appreciation rights, restricted stock and other stock-based awards (each, an “Award”) under the Plan. Each person who receives an Award under the Plan is deemed a “Participant”.

3. Administration and Delegation

      (a) Administration by Board. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect (including the interpretation and implementation of Section 11(g)) and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the officers referred to in Section 3(c) to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee or officers.

      (c) Delegation to Officers. To the extent permitted by applicable law, the Board may delegate to one or more officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the officers may grant; provided further that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or to any “officer” of the Company (as defined by Rule 16a-1 under the Exchange Act).

4. Stock Available for Awards

      (a) Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to 25,600,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) Sub-limits.

(1) Section 162(m) Per-Participant Limit. Subject to adjustment under Section 9, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,000,000 per calendar year. For purposes of the foregoing limit, the combination of an Option in tandem with an SAR (each as hereinafter defined) shall be treated as a single Award. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code or any successor provision thereto, and the regulations thereunder (“Section 162(m)”).

(2) Limit on Awards other than Options and SARS. The maximum number of shares with respect to which Awards other than Options and SARs may be granted shall be 2,100,000.

5. Stock Options

      (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option that is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a “Nonstatutory Stock Option”.

      (b) Incentive Stock Options. An Option that the Board intends to be an “incentive stock option” as defined in Section 422 of the Code (an “Incentive Stock Option”) shall only be granted to employees of Art Technology Group, Inc., any of Art Technology Group, Inc.’s present or future parent or subsidiary corporations as defined in Section 424(e) or (f) of the Code, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code, and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) that is intended to be an Incentive Stock Option is not an Incentive Stock Option or for any action taken by the Board pursuant to Section 10(f), including the conversion of an Incentive Stock Option to a Nonstatutory Stock Option.

      (c) Exercise Price. The Board shall establish the exercise price of each Option and specify such exercise price in the applicable option agreement.

      (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

      (e) Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

      (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (A) such method of payment is then permitted under applicable law, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and

(C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board, by (A) delivery of a promissory note of the Participant to the Company on terms determined by the Board or (B) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

      (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6. Stock Appreciation Rights

      (a) Nature. A Stock Appreciation Right (“SAR”) is an Award entitling the holder on exercise to receive an amount in cash or Common Stock or a combination thereof (such form to be determined by the Board) determined in whole or in part by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock. SARs may be based solely on appreciation in the fair market value of Common Stock or on a comparison of such appreciation with some other measure of market growth such as (but not limited to) appreciation in a recognized market index. The date as of which such appreciation or other measure is determined shall be the exercise date unless another date is specified by the Board in the SAR Award.

      (b) Grants. SARs may be granted in tandem with, or independently of, Options granted under the Plan.

(1) Tandem Awards. When SARs are expressly granted in tandem with Options: (A) the SAR will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option; (B) the SAR will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a SAR granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the SAR; (C) the Option will terminate and no longer be exercisable upon the exercise of the related SAR; and (D) the SAR will be transferable only with the related Option.

(2) Independent SARs. A SAR not expressly granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify in the SAR Award.

      (c) Exercise. A SAR may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person or other form of notice (including electronic notice) approved by the Board, together with any other documents required by the Board.

7. Restricted Stock.

      (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

      (b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

      (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or the Designated Beneficiary of such Participant. For these purposes, a “Designated Beneficiary” of a Participant shall be (1) a beneficiary designated by such Participant, in a manner determined by the Board, to receive amounts due or exercise rights of such Participant in the event of such Participant’s death or (2) in the absence of such a designation, the Participant’s estate.

      (d) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

8. Other Stock-Based Awards

      Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted under the Plan to Participants (“Other Stock Unit Awards”), including Awards entitling recipients to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

9. Adjustments for Changes in Common Stock and Certain Other Events

      (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (1) the number and class of securities available under the Plan, (2) sub-limits set forth in Section 4(b), (3) the number and class of securities and exercise price per share of each outstanding Option, (4) the repurchase price per share subject to each outstanding Restricted Stock Award and (5) the share- and per-share-related provisions of each outstanding SAR and Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

      (b) Reorganization Events.

(1) Definition. A “Reorganization Event” shall mean: (A) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property, (B) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction or (C) any liquidation or dissolution of the Company.

(2) Consequences of a Reorganization Event on Awards Other than Restricted Stock Awards. In connection with a Reorganization Event, the Board shall have the authority to take, in its discretion, any of the following actions as to all or any outstanding Awards on such terms as the Board determines:

(A) provide that Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof),

(B) upon written notice to a Participant, provide that the Participant’s unexercised Options or other unexercised Awards shall become exercisable in full and will terminate immediately prior to the consummation of such Reorganization Event unless exercised by the Participant within a specified period following the date of such notice,

(C) provide that outstanding Awards shall become realizable or deliverable, or restrictions applicable to an Award shall lapse, in whole or in part prior to or upon such Reorganization Event,

(D) in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share surrendered in the Reorganization Event (the “Acquisition Price”), make or provide for a cash payment to a Participant equal to (i) the Acquisition Price times the number of shares of Common Stock subject to the Participant’s Options or other Awards (to the extent the exercise price does not exceed the Acquisition Price) minus (ii) the aggregate exercise price of all such outstanding Options or other Awards, in exchange for the termination of such Options or other Awards,

(E) provide that, in connection with a liquidation or dissolution of the Company, Awards shall convert into the right to receive liquidation proceeds (if applicable, net of the exercise price thereof), and

(F)	any combination of the foregoing.

      For purposes of clause (A) above, an Option shall be considered assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

      To the extent all or any portion of an Option becomes exercisable solely as a result of clause (B) above, the Board may provide that upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price; such repurchase right (i) shall lapse at the same rate as the Option would have become exercisable under its terms and (ii) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to clause (B) above.

(3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event other than a liquidation or dissolution of the Company, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property that the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock

Award. Upon the occurrence of a Reorganization Event involving the liquidation or dissolution of the Company, except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, all restrictions and conditions on all Restricted Stock Awards then outstanding shall automatically be deemed terminated or satisfied.

10. General Provisions Applicable to Awards

      (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant’s legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award.

      (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld in connection with an Award to such Participant. Except as the Board may otherwise provide in an Award, for so long as the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company’s minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). Shares surrendered to satisfy tax withholding requirements cannot be subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant’s consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

      (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company, (2) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

      (i) Performance Conditions.

(1) This Section 10(i) shall be administered by a Committee approved by the Board, all of the members of which are “outside directors” as defined by Section 162(m) (the “Section 162(m) Committee”).

(2) Notwithstanding any other provision of the Plan, if the Section 162(m) Committee determines at the time a Restricted Stock Award or Other Stock Unit Award is granted to a Participant who is then an officer, that such Participant is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee (as defined in Section 162(m)), then the Section 162(m) Committee may provide that this Section 10(i) is applicable to such Award.

(3) If a Restricted Stock Award or Other Stock Unit Award is subject to this Section 10(i), than the lapsing of restrictions thereon and the distribution of cash or Shares pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Section 162(m) Committee, which:

(A) shall be set by the Section 162(m) Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m);

(B) shall be based on the attainment of specified levels of one or any combination of the following: (i) earnings per share; (ii) return on average equity or average assets with respect to a pre-determined peer group; (iii) earnings; (iv) earnings growth; (v) revenues; (vi) expenses; (vii) stock price; (viii) market share; (ix) return on sales, assets, equity or investment; (x) regulatory compliance; (xi) improvement of financial ratings; (xii) achievement of balance sheet or income statement objectives; (xiii) total shareholder return; (xiv) net operating profit after tax; (xv) pre-tax or after-tax income; (xvi) cash flow; or (xvii) such other objective goals as are established by the Board;

(C) may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated;

(D) may be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the writedown of any asset and (v) charges for restructuring and rationalization programs; and

(E) may vary by Participant and may be different for different Awards.

(4) Notwithstanding any provision of the Plan, with respect to any Restricted Stock Award or Other Stock Unit Award that is subject to this Section 10(i), the Section 162(m) Committee:

(A) may adjust downwards, but not upwards, the cash or number of Shares payable pursuant to such Award; and

(B) may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant.

(5) The Section 162(m) Committee shall have the power to impose such other restrictions on Awards subject to this Section 10(i) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

11. Miscellaneous

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of

Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award may be granted unless and until the Plan has been approved by the Company’s stockholders. No Awards shall be granted under the Plan after December 31, 2013, but Awards previously granted may extend beyond that date.

      (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

      (e) Provisions for Foreign Participants. The Board may modify Awards or Options granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

      (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

      (g) Effect of Restatement. This Amendment and Restatement of the Plan shall not be effective until approved by the stockholders of the Company. All Awards to Participants outstanding as of the date of the Amendment and Restatement of the Plan shall continue in full force and effect without modification by such Amendment and Restatement; provided that each reference in any such Awards to a section of the Plan as in effect prior to the restatement shall be deemed to refer to the corresponding section of the Plan as restated unless the reference to such corresponding section would have an adverse impact on the Participant holding the applicable Award.

      (h) Construction. The headings of the Sections of the Plan are included only for convenience and shall not affect the meaning or interpretation of the Plan. Except as otherwise expressly provided, references herein to Sections shall mean such Sections of the Plan. The word “including” as used in the Plan shall not be construed so as to exclude any other thing not referred to or described.

APPENDIX B

ART TECHNOLOGY GROUP, INC.

AMENDED AND RESTATED

1999 OUTSIDE DIRECTOR STOCK OPTION PLAN

1. Purpose

      The purpose of this Amended and Restated 1999 Outside Director Stock Option Plan (the “Plan”) of Art Technology Group, Inc., a Delaware corporation (the “Company”), is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate outside directors of the Company by providing such directors with equity ownership opportunities and performance-based incentives that are intended to better align their interests with those of the Company’s stockholders.

2. Eligibility

      Each director of the Company who is not an employee of the Company (an “Eligible Director”) is eligible to receive options, restricted stock and other stock-based awards (each an “Award”) under the Plan. Any Eligible Director who receives an Award under the Plan is deemed a “Participant.”

3. Administration and Delegation

      The Plan will be administered by the Board of Directors of the Company (the “Board”). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect (including any interpretation and implementation of Section 10(f)) and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Option. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

4. Stock Available for Awards

      (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 800,000 shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) Limit on Awards other than Options. The maximum number of shares with respect to which Awards other than Options may be granted shall be 100,000.

5. Stock Options

      (a) General. The Board may grant options to purchase Common Stock (each, an “Option”) and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. None of the Options granted hereunder are intended to be Incentive Stock Options as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

      (b) Exercise Price. The exercise price per share for each Option shall equal (1) the last reported sales price per share of the Common Stock on the Nasdaq National Market or on any national securities exchange on which the Common Stock is then traded, as the case may be, on the date of grant (or, if no such price is reported on such date, such price as reported on the nearest preceding day) or (2) if the Common Stock is not then traded on the Nasdaq National Market or any national securities exchange, the fair market value of the Common Stock on the date of grant, as determined by the Board.

      (c) Duration of Options. Each Option granted to a Participant shall expire on the earlier of 10 years from the date of grant or one year following termination of such Participant’s service on the Board.

      (d) Exercise of Options. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(e) for the number of shares for which the Option is exercised.

      (e) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

(1) in cash or by check, payable to the order of the Company;

(2) except as the Board may otherwise provide in an option agreement, by (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

(3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the “Exchange Act”), by delivery of shares of Common Stock owned by the

Participant valued at their fair market value as determined by (or in a manner approved by) the Board (“Fair Market Value”), provided (A) such method of payment is then permitted under applicable law, (B) such Common Stock, if acquired directly from the Company, was owned by the Participant at least six months prior to such delivery and (C) such Common Stock is not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;

(4) to the extent permitted by applicable law and by the Board, by (A) delivery of a promissory note of the Participant to the Company on terms determined by the Board or (B) payment of such other lawful consideration as the Board may determine; or

(5) by any combination of the above permitted forms of payment.

      (f) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6. Restricted Stock.

      (a) Grants. The Board may grant Awards entitling Eligible Directors to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a “Restricted Stock Award”).

      (b) Terms and Conditions. The Board shall determine the terms and conditions of a Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

      (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or the Designated Beneficiary of such Participant. For these purposes, a “Designated Beneficiary” of a Participant shall be (1) a beneficiary designated by such Participant, in a manner determined by the Board, to receive amounts due or exercise rights of such Participant in the event of such Participant’s death or (2) in the absence of such a designation, the Participant’s estate.

      (d) Deferred Delivery of Shares. The Board may, at the time any Restricted Stock Award is granted, provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant shall instead receive an instrument evidencing the right to future delivery of Common Stock at such time or times, and on such conditions, as the Board shall specify. The Board may at any time accelerate the time at which delivery of all or any part of the Common Stock shall take place.

7. Other Stock-Based Awards

      Other Awards of shares of Common Stock, and other Awards that are valued in whole or in part by reference to, or are otherwise based on, shares of Common Stock or other property, may be granted under the Plan to Eligible Directors (“Other Stock Unit Awards”), including Awards entitling Eligible Directors to receive shares of Common Stock to be delivered in the future. Such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan or as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock Unit Awards may be paid in shares of Common Stock or cash, as the Board shall determine. Subject to the provisions of the Plan, the Board shall determine the conditions of each Other Stock Unit Awards, including any purchase price applicable thereto. At the time any Award is granted, the Board may provide that, at the time Common Stock would otherwise be delivered pursuant to the Award, the Participant will instead receive an instrument evidencing the Participant’s right to future delivery of the Common Stock.

8. Adjustments for Changes in Common Stock

      In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than an ordinary cash dividend, (a) the number and class of securities available under the Plan, (b) the number and class of securities and exercise price per share of each outstanding Option, (c) the repurchase price per share subject to each outstanding Restricted Stock Award and (d) the share- and per-share-related provisions of each outstanding Other Stock Unit Award, shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent determined by the Board.

9. General Provisions Applicable to Awards

      (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (c) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (1) all conditions of the Award have been met or removed to the satisfaction of the Company, (2) in the opinion of the Company’s counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (3) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

10. Miscellaneous

      (a) No Right To Board Membership or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continue as a director of the Company.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board. No Awards shall be granted under the Plan after December 31, 2013, but Awards previously granted may extend beyond that date.

      (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that, to the extent determined by the Board, no amendment requiring stockholder approval under any applicable legal, regulatory or listing requirement shall become effective until such stockholder approval is obtained. No Award shall be made that is conditioned upon stockholder approval of any amendment to the Plan.

      (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

      (f) Effect of Restatement. This Amendment and Restatement of the Plan shall not be effective until approved by the stockholders of the Company. All Awards to Participants outstanding as of the date of the Amendment and Restatement of the Plan shall continue in full force and effect without modification by such Amendment and Restatement; provided that each reference in any such Awards to a section of the Plan as in effect prior to the restatement shall be deemed to refer to the corresponding section of the Plan as restated unless the reference to such corresponding section would have an adverse impact on the Participant holding the applicable Award.

      (g) Construction. The headings of the Sections of the Plan are included only for convenience and shall not affect the meaning or interpretation of the Plan. Except as otherwise expressly provided, references herein to Sections shall mean such Sections of the Plan. The word “including” as used in the Plan shall not be construed so as to exclude any other thing not referred to or described.

APPENDIX C

ART TECHNOLOGY GROUP, INC.

AUDIT COMMITTEE CHARTER

A.	Purpose

      The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditors.

B.	Structure and Membership

      1.     Number. The Audit Committee shall consist of at least three members of the Board of Directors.

      2.     Independence. Except as otherwise permitted by the applicable NASDAQ rules, each member of the Audit Committee shall be independent as defined by NASDAQ rules, meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) (subject to the exemptions provided in Rule 10A-3(c)), and not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

      3.     Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. In addition, at least one member must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Unless otherwise determined by the Board of Directors (in which case disclosure of such determination shall be made in the Company’s annual report filed with the SEC), the Company shall seek to ensure that at least one member of the Audit Committee shall be an “audit committee financial expert” (as defined by applicable SEC rules).

      4.     Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

      5.     Compensation. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than fees paid in his or her capacity as a member of the Board of Directors or a committee of the Board.

      6.     Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such committee, with or without cause.

C.	Authority and Responsibilities

General

      The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

      1.     Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating, and, when necessary, terminating the engagement of the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

      2.     Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

      3.     Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

      4.     Preapproval of Services. The Audit Committee shall preapprove all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor; provided, however, that de minimis non-audit services may instead be approved in accordance with applicable SEC rules.

      5.     Oversight. The independent auditor shall report directly to the Audit Committee, and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate, obtain and review the reports required to be made by the independent auditor regarding:

•	critical accounting policies and practices;

•	alternative treatments within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

Audited Financial Statements

      6.     Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

      7.     Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

      8.     Audit Committee Report. The Audit Committee shall prepare an annual committee report for inclusion where necessary in a proxy statement of the Company relating to an annual meeting of security holders.

Review of Other Financial Disclosures

      9.     Independent Auditor Review of Interim Financial Statements. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by applicable auditing standards. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

Controls and Procedures

      10.     Oversight. The Audit Committee shall coordinate the Board of Directors’ oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Rule 13a-14 of the Exchange Act.

      11.     Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      12.     Related-Party Transactions. The Audit Committee shall review all related party transactions (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K) on an ongoing basis, and all such transactions must be approved by the Audit Committee.

      13.     Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D.	Procedures and Administration

      1.     Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities. The Audit Committee may also act by unanimous written consent in lieu of a meeting. The Audit Committee shall periodically meet separately with: (i) the independent auditor; (ii) Company management and (iii) the Company’s internal auditors, to the extent that the Company has such a function. The Audit Committee shall keep such records of its meetings as it shall deem appropriate.

      2.     Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit, review, attest or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

      3.     Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

      4.     Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board of Directors for approval.

      5.     Independent Advisors. The Audit Committee is authorized, without further action by the Board of Directors, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

      6.     Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

      7.     Funding. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

PROXY

ART TECHNOLOGY GROUP, INC.

The Board of Directors of Art Technology Group, Inc. is Soliciting this Proxy

     The undersigned owns shares of common stock of Art Technology Group, Inc. (the “Company”). The Company’s 2004 Annual Meeting of Stockholders will be held on Wednesday, May 19, 2004, beginning at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109. The undersigned appoints each of Robert D. Burke, Edward Terino and Michael A. Pellini acting singly, with the power of substitution to each, as attorney, agent and proxy to vote all shares of common stock that the undersigned is entitled to vote, at the meeting and at any adjournment or postponement of the meeting.

Your vote is important. Please vote immediately.

Vote-by-Internet	OR	Vote-by-Telephone

Log on to the Internet and go to http://www.eproxyvote.com/artg		Call toll-free 1-877-PRX-VOTE (1-877-779-8683).

If you vote over the Internet or by telephone, please do not mail your card.

     The individuals named above will vote these shares as directed by the undersigned on this proxy. IF NO PROPER VOTING INSTRUCTIONS ARE GIVEN, THE INDIVIDUALS NAMED ABOVE WILL VOTE THE SHARES OF THE UNDERSIGNED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL 2 AND 3.

If any other matters are properly presented for consideration at the meeting, the individuals named above will have the discretion to vote these shares on those matters.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW ☐

SEE REVERSE SIDE	(Please sign and date on reverse side)	SEE REVERSE SIDE

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DETACH HERE

☒	Please mark votes as in this example.

PROPOSAL 1.	To elect Ilene H. Lang as a Class II director of the Company to serve until the 2007 Annual Meeting or until her successor is elected and qualified:

FOR NOMINEE	WITHHELD FROM NOMINEE
☐	☐
☐

PROPOSAL 2.	To approve the further Amendment and Restatement of the Amended and Restated 1996 Stock Option Plan, without increasing the number of shares of common stock issuable hereunder from 25,600,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 3.	To approve the further Amendment and Restatement of the Amended and Restated 1999 Outside Director Stock Option Plan, without increasing the number of shares of common stock issuable hereunder from 800,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐

Mark here if you plan to attend the meeting: ☐

     Please sign exactly as your name is printed on this proxy. When signing as attorney-in-fact, executor, administrator, trustee, guardian or custodian, or in any other representative capacity, please write title.

Owner:	Date:	, 2004
Co-Owner:	Date:	, 2004

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